CAVANAL HILL FUNDS

Supplement dated September 2, 2016
to the
Statutory Prospectus and

Statement of Additional Information

of the U.S. Large Cap Equity Fund
dated April 1, 2016

The Board of Trustees of the Cavanal Hill Funds recently determined to seek a shareholder vote on certain changes to the U.S. Large Cap Equity Fund’s Name, Investment Objective, Principal Investment Strategy and Investment Restrictions. On September 2, 2016 a Preliminary Proxy Statement was filed detailing the proposed changes. The meeting to vote on the changes is scheduled to take place on October 5, 2016.

If approved by shareholder vote, the U.S. Large Cap Equity Fund will be renamed the Multi Cap Equity Income Fund. The Investment Objective will change from “To seek growth of capital and, secondarily, income.” to “To seek dividend income.” The Principal Investment Strategy will, among other changes, shift from a commitment to invest at least 80% of its assets in equity securities of large U.S. companies to invest at least 80% of its assets in dividend-paying equity securities. Additional details regarding the proposed changes can be found in the Preliminary Proxy Statement filing.

If approved by shareholders, the proposed changes would become effective December 31, 2016.

For more information, please contact us at 1-800-762-7085.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE.